                                 CMMC Bid Sheet
                                  2003-S10/WLEE

                        $400,000,000 + 5% 15yr Jumbo Pool

                           October 28, 2003 settlement

                    AAA Subordination level is 1.25 % + 0.25%
   Servicing Fee + Trustee Fee: 27.80 bp (Whole Loan Servicing Fee of 25 bps)
                               GWAC: 5.128 + 9 bps
                               WAM: 178 + 2 months
                             WALTV: no more than 62%
                           no more than 42% California
                              at least 90% full doc
                           at least 90% Owner Occupied
                          no more than 24% Cashout refi
                           at least 88% Single family
                        (including PUDS) no more than 7%
                           Condo no more than 4% COOP


o  CMMC reserves right to add, remove, or substitute loans in the pool.
o CMMC will pay monthly up to 1/12th of 12.5 bps per annum in compensating interest for full and partial prepayments.
o Loans will be no more than 30 days delinquent as of the cutoff date of 10/1/03. Therefore all loans delivered will have made at least their 9/1/2003 payment. Additionally, no loan will be more than 1x30 historically delinquent.
o  All loans over 80% LTV will have the appropriate MI coverage.
o  CMMC reserves the right to add, remove, or substitute loans in the pool.
o  Morgan, Lewis & Bockius LLP will be Issuer's counsel.
o  Cadwalader, Wickersham & Taft will be Underwriter's counsel.
o Price Waterhouse will provide a procedures letter satisfactory to the Issuer and Underwriter.
o The Underwriter will be responsible for the cost of the comfort letter on computational materials and the cost of the Underwriter's counsel.
o Structure of any securities deal must conform to usual and typical mortage industry securitizations.
o Underwriter will pay Chase Mortgage Finance a nominal fee to cover state-related filing fees for retail Bonds, if applicable.
o Please state any other desired trade stipulations prior to the time of the trade.
o  See attached Bid Procedure for further bidding details.
o  See attached Pool Comments.

                                  Bid Procedure

                               CMMC 2003-S10/WLEE

                        $400,000,000 + 5% 15yr Jumbo Pool

                           October 28, 2003 settlement


o Unless you stipulate otherwise prior to the bid, CMMC will assume that you are bidding a securitized execution off the Chase Mortage Finance Corporation shelf, with Chase paying the usual and customary deal expenses. Please bid one number, on an all-in basis, as a spread back of the FNMA interpolated coupon of 4.85 in October. (We do not want four separate bid numbers, for AAA's, B's, IO, and PO.) The sales price for the pool will be agreed at bid time using the one all-in spread. We have a preference for doing this deal as a security off of our shelf.

o If you would like to bid the pool as a whole loan package, please stipulate as such well in advance of the bid. We will consider your bid after adjusting for the deal expenses we are not paying as a result.

o At the time of the bid, we will agree on a buyup/buydown ratio for adjusting the price of the deal if the final gross WAC differs from the base of 5.128. We will agree on the price of a Dwarf 4.5 and Dwarf 5.0 in October and our buyup/buydown ratio will be twice the difference in price between a FN 4.5 and 5.0. The buyup/buydown adjustment will be within the limits of the deal stip of plus or minus 9 basis points in gross WAC.

o Please call the Trading Desk in Edison using your direct line to place your bid. If you don't have a direct line, call (732) 205-0990, the Trading Desk number.

o Bid time is set at 2 pm Thursday, August 28. If this changes, we'll notify you.

                                  Pool Comments

                               CMMC 2003-S10/WLEE

                        $400,000,000 + 5% 15yr Jumbo Pool

                           October 28, 2003 settlement



o The attached Marketing Report and loan tape for a pool total of $626.4 million were created by combining data for $118.5 million of existing closed 15 year Jumbo loans and pipeline rate locks for the rest. Since most of the loans in this deal will be closing out of existing pipeline, there is uncertainty as to what the final pool will look like. The Marketing Report and tape should be used only for estimation of what the final pool will look like.

o The gross WAC stip of 5.120 plus or minus 9 bp, or a minimum gross WAC of 5.030, with a minimum net WAC of 4.78, would permit a 4.75% pass thru rate. Any security structure is acceptable as long as it conforms to usual and typical mortgage securitization standards.

o The final subordination levels for our last Jumbo 15 year securitization 2003-S7, were as follows:


         S & P and Fitch            15 Year Subordination Level

         AAA                        1.20 %
         AA                         0.60 %
         A                          0.45 %
         BBB                        0.25 %
         BB                         0.15 %
         B                          0.10 %


                                                         Chase Home Finance                                                9/22/2003
                                                          Marketing Report
------------------------------------------------------------------------------------------------------------------------------------
Deal Owner       Deal Number Description                 Count       Original Balance      Current Balance       Avg. Orig. Balance
----------       -----------------------                 -----       ----------------      ---------------       ------------------
Edwin Brown      4306 2003-S10 15yr Jum. Sec. for Oct. 2   814         461,619,588.00       460,755,078.42               567,100.23
------------------------------------------------------------------------------------------------------------------------------------

         Gross WAC         Gross Adjustments         Sched. WAM        Actual WAM        WAL TV          WALA
         ---------         -----------------         ----------        ----------        ------          ----
             5.135                      .000            179.815           179.474        56.228          .159

------------------------------------------------------------------------------------------------------------------------------------
               STATE DISTRIBUTION                                                  LOAN AMORTIZATION DISTRIBUTION
               ------------------                                                  ------------------------------
State             Count           Balance      Percent      Actual Months to Maturity          Count           Balance     Percent
-----             -----           -------      -------      -------------------------          -----           -------     -------
CA                  218    124,706,275.67        27.07         1-24 Months (1 Mo-2 Years)          0               .00         .00
CT                   24     13,084,376.86         2.84        25-48 Months (2-4 Years)             0               .00         .00
FL                   64     35,895,966.75         7.79        49-72 Months (4-6 Years)             0               .00         .00
IL                   13      6,161,766.51         1.34        73-96 Months (6-8 Years)             0               .00         .00
NJ                   42     23,407,774.06         5.08       97-120 Months (8-10 Years)            0               .00         .00
NY                  183    102,455,490.87        22.24      121-144 Months (10-12 Years)           0               .00         .00
TX                   53     32,140,867.91         6.98      145-168 Months (12-14 Years)           2      1,450,199.51         .31
Other               217    122,902,559.79        26.67      169-192 Months (14-16 Years)         812    459,304,878.91       99.69
------------------------------------------------------      193-216 Months (16-18 Years)           0               .00         .00
TOTAL:              814    460,755,078.42       100.00      217-240 Months (18-20 Years)           0               .00         .00
------------------------------------------------------      241-264 Months (20-22 Years)           0               .00         .00
                  LTV DISTRIBUTION                          265-288 Months (22-24 Years)           0               .00         .00
                  ----------------                          289-312 Months (24-26 Years)           0               .00         .00
LTV                Count        Balance         Percent     313-336 Months (26-28 Years)           0               .00         .00
---                -----        -------         -------     337+ Months (28+ Years)                0               .00         .00
0-50.00             278    162,382,868.30        35.24      ----------------------------------------------------------------------
50.01-60.00         154     91,018,465.91        19.75      TOTAL:                               814    460,755,078.42      100.00
60.01-70.00         171     95,329,294.14        20.69      ----------------------------------------------------------------------
70.01-75.00          89     53,742,478.74        11.66                              LOAN 1st PAYMENT DISTRIBUTION
75.01-80.00         120     57,416,843.64        12.46                              -----------------------------
80.01-85.00           2        865,127.69          .19      1st Payment Date                   Count           Balance     Percent
85.01-90.00           0               .00          .00      ----------------                   -----           -------     -------
90.01-95.00           0               .00          .00         0 Months Old                      636    363,781,378.07       78.95
95.01-100.00          0               .00          .00         1 Month Old                       123     64,463,279.59       13.99
100.01+               0               .00          .00         2 Months Old                       47     27,952,401.39        6.07
------------------------------------------------------         3 Months Old                        4      2,016,212.22         .44
TOTAL:              814    460,755,078.42       100.00         4 Months Old                        2      1,724,906.30         .37
------------------------------------------------------         5 Months Old                        1        335,679.84         .07
                 FICO CREDIT SCORES                            6 Months Old                        1        481,221.01         .10
                 ------------------                            7 Months Old                        0               .00         .00
FICO Score        Count           Balance      Percent         8 Months Old                        0               .00         .00
----------        -----           -------      -------         9 Months Old                        0               .00         .00
0-1/Unknown          33     16,864,958.46         3.66        10 Months Old                        0               .00         .00
     2 - 500          1        480,500.00          .10        11 Months Old                        0               .00         .00
500.01 - 600          1        450,000.00          .10        12 Months Old                        0               .00         .00
600.01 - 620          4      1,898,536.11          .41       1-2 Years (13-24 Months Old)          0               .00         .00
620.01 - 640         14      8,579,472.77         1.86       2-3 Years (25-36 Months Old)          0               .00         .00
640.01 - 660         34     18,573,936.94         4.03       3-4 Years (37-48 Months Old)          0               .00         .00
660.01 - 680         69     39,307,016.49         8.53       4-6 Years (49-72 Months Old)          0               .00         .00
680.01 - 700         79     44,174,382.31         9.59       6-8 Years (73-96 Months Old)          0               .00         .00
700.01 - 720        103     59,658,331.26        12.95       8-10 Years (97-120 Months Old)        0               .00         .00
720.01 - 740        118     70,067,256.12        15.21       10+ Years (121+ Months Old)           0               .00         .00
740.01 - 760        117     65,227,130.97        14.16      ----------------------------------------------------------------------
760.01 - 780        153     84,376,855.71        18.31      TOTAL:                               814    460,755,078.42      100.00
780.01 - 800         83     48,335,187.35        10.49      ----------------------------------------------------------------------
800.01 - 820          5      2,761,513.93          .60
820+                  0               .00          .00
------------------------------------------------------
TOTAL:              814    460,755,078.42       100.00
------------------------------------------------------
Max Score:          810          Min Score:        111
Wtd Avg. Score (FICO>1): 729                                                                                           Page 1 of 5

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.


                                                         Chase Home Finance                                                9/22/2003
                                                          Marketing Report
------------------------------------------------------------------------------------------------------------------------------------
Deal Owner       Deal Number Description                 Count    Original Balance      Current Balance           Avg. Orig. Balance
----------       -----------------------                 -----    ----------------      ---------------           ------------------
Edwin Brown     4306 2003-S10 15yr Jum. Sec. for Oct. 2    814      461,619,588.00       460,755,078.42                   567,100.23
------------------------------------------------------------------------------------------------------------------------------------


           UNINSURED LOANS (NO MI) BY LTV                                            ORIGINAL BALANCE DISTRIBUTION
           --------------------------------                                          -----------------------------
 LTV                 Count             Balance      Percent                               Count             Balance        Percent
 ---                 -----             -------      -------                               -----             -------        -------
 <80.01                812      459,889,950.73        99.81    0-50,000.00                    0                 .00            .00
  80.01 - 85.00          0                 .00          .00    50,000.01-100,000.00           0                 .00            .00
  85.01 - 90.00          0                 .00          .00    100,000.01-150,000.00          0                 .00            .00
  90.01 - 95.00          0                 .00          .00    150,000.01-200.000.00          0                 .00            .00
  95.01 - 100.00         0                 .00          .00    200,000.01-225,000.00          0                 .00            .00
  100.01 +               0                 .00          .00    225,000.01-322,700.00          0                 .00            .00
 ----------------------------------------------------------    322,700.01-350,000.00         38       12,970,208.83           2.81
 AGG UNINSURED         812      459,889,950.73        99.81    350,000.01-400,000.00         98       37,610,687.46           8.16
 AGG INSURED             2          865,127.69          .19    400,000.01-500,000.00        290      131,771,595.29          28.60
 ----------------------------------------------------------    500,000.01-650,000.00        230      133,125,070.21          28.89
 TOTAL:                814      460,755,078.42       100.00    650,000.01-1,000,000.00      146      126,263,044.88          27.40
 ----------------------------------------------------------    1,000,000.01+                 12       19,014,471.75           4.13
                                                               --------------------------------------------------------------------
                                                               TOTAL:                       814      460,755,078.42         100.00
                                                               --------------------------------------------------------------------
                                                        NOTE RATE DISTRIBUTION
                                                        -----------------------
Note       Gross                                                        Note      Gross
----       -----                                                        ----      -----
Rate       Adjmts     Count          Balance     Percent                Rate      Adjmts     Count           Balance      Percent
----       ------     -----          -------     -------                ----      ------     -----           -------      -------
<4.500      .0000         6     3,475,500.00         .75               8.250      .0000          0               .00          .00
 4.625      .0000         1       440,000.00         .10               8.375      .0000          0               .00          .00
 4.750      .0000        11     5,584,359.18        1.21               8.500      .0000          0               .00          .00
 4.875      .0000        67    37,734,923.76        8.19               8.625      .0000          0               .00          .00
 5.000      .0000       273   161,052,865.65       34.95               8.750      .0000          0               .00          .00
 5.125      .0000       163    91,280,270.84       19.81               8.875      .0000          0               .00          .00
 5.250      .0000       146    80,138,360.64       17.39               9.000      .0000          0               .00          .00
 5.375      .0000        75    42,874,413.00        9.31               9.125      .0000          0               .00          .00
 5.500      .0000        39    20,802,440.41        4.51               9.250      .0000          0               .00          .00
 5.625      .0000        17     8,715,297.20        1.89               9.375      .0000          0               .00          .00
 5.750      .0000        15     8,156,647.74        1.77               9.500      .0000          0               .00          .00
 5.875      .0000         0              .00         .00               9.625      .0000          0               .00          .00
 6.000      .0000         1       500,000.00         .11               9.750      .0000          0               .00          .00
 6.125      .0000         0              .00         .00               9.875      .0000          0               .00          .00
 6.250      .0000         0              .00         .00              10.000      .0000          0               .00          .00
 6.375      .0000         0              .00         .00              10.125      .0000          0               .00          .00
 6.500      .0000         0              .00         .00              10.250      .0000          0               .00          .00
 6.625      .0000         0              .00         .00              10.375      .0000          0               .00          .00
 6.750      .0000         0              .00         .00              10.500      .0000          0               .00          .00
 6.875      .0000         0              .00         .00              10.625      .0000          0               .00          .00
 7.000      .0000         0              .00         .00              10.750      .0000          0               .00          .00
 7.125      .0000         0              .00         .00              10.875      .0000          0               .00          .00
 7.250      .0000         0              .00         .00              11.000      .0000          0               .00          .00
 7.375      .0000         0              .00         .00              11.125      .0000          0               .00          .00
 7.500      .0000         0              .00         .00              11.250      .0000          0               .00          .00
 7.625      .0000         0              .00         .00              11.375      .0000          0               .00          .00
 7.750      .0000         0              .00         .00              11.500      .0000          0               .00          .00
 7.875      .0000         0              .00         .00              11.625      .0000          0               .00          .00
 8.000      .0000         0              .00         .00              11.750      .0000          0               .00          .00
 8.125      .0000         0              .00         .00             >11.750      .0000          0               .00          .00
                                                                  Other: WAC      .0700          0               .00          .00
                                                                   ----------------------------------------------------------------
                                                                      TOTAL:      .0000        814    460,755,078.42       100.00
                                                                   ----------------------------------------------------------------
                                                                                                                        Page 2 of 5

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.


                                                         Chase Home Finance                                                9/22/2003
                                                          Marketing Report
------------------------------------------------------------------------------------------------------------------------------------
Deal Owner       Deal Number Description                 Count    Original Balance      Current Balance           Avg. Orig. Balance
----------       -----------------------                 -----    ----------------      ---------------           ------------------
Edwin Brown     4306 2003-S10 15yr Jum. Sec. for Oct. 2    814      461,619,588.00       460,755,078.42                   567,100.23
------------------------------------------------------------------------------------------------------------------------------------

                                               INTL/DOMESTIC BORROWERS DISTRIBUTION
                                               ------------------------------------
                                   Intl/Domestic       Count            Balance       Percent
                                   -------------       -----            -------       -------
                                   International           0                .00           .00
                                   Domestic              814     460,755,078.42        100.00
                                   ----------------------------------------------------------
                                   TOTAL:                814     460,755,078.42        100.00
                                   ----------------------------------------------------------


                                                                                                   PURPOSE DISTRIBUTION
                         FULL STATE DISTRIBUTION                                                   --------------------
                         -----------------------                                Purpose           Count           Balance   Percent
------------------------------------------------------------------------------  -------           -----           -------   -------
State                                 State                                     OTHER                 0               .00       .00
Code  Count         Balance  Percent   Code    Count          Balance  Percent  CASH OUT REFINANCE  174     91,864,241.44     19.94
------------------------------------------------------------------------------  PURCHASE             74     44,204,186.25      9.59
AK        0             .00      .00     MT        1       500,500.00      .00  RATE/TERM REFINANCE 566    324,686,650.73     70.47
AL        6    3,173,479.39      .00     NC        6     3,105,800.00      .00  ---------------------------------------------------
AR        0             .00      .00     ND        0              .00      .00  TOTAL:              814    460,755,078.42    100.00
AZ        6    4,373,181.87      .00     NE        4     2,015,033.78      .00  ---------------------------------------------------
CA      218  124,706,275.67      .00     NH        1       400,000.00      .00
CO       17    9,232,244.45      .00     NJ       42    23,407,774.06      .00                    OCCUPANCY DISTRIBUTION
CT       24   13,084,376.86      .00     NM        1       551,200.00      .00                    ----------------------
DC        4    1,952,606.90      .00     NV        2     1,188,762.88      .00  Occupancy         Count           Balance   Percent
DE        4    2,766,692.03      .00     NY      183   102,455,490.87      .00  ---------         -----           -------   -------
FL       64   35,895,966.75      .00     OH        3     1,320,957.56      .00  Investor              0               .00       .00
GA       14    7,507,233.70      .00     OK        4     2,230,593.19      .00  None                  0               .00       .00
HI        0             .00      .00     OR        5     3,272,271.35      .00  Other                 0               .00       .00
IA        1      464,450.00      .00     PA       18     9,310,118.51      .00  Primary             777    436,387,940.17     94.71
ID        0             .00      .00     PR        0              .00      .00  Vacation             37     24,367,138.25      5.29
IL       13    6,161,766.51      .00     RI        3     1,920,000.00      .00  ---------------------------------------------------
IN        1      534,000.00      .00     SC        5     2,740,521.56      .00  TOTAL:              814    460,755,078.42    100.00
KS        0             .00      .00     SD        0              .00      .00  ---------------------------------------------------
KY        0             .00      .00     TN        3     1,311,679.20      .00
LA        6    3,156,573.19      .00     TX       53    32,140,867.91      .00                 PROPERTY TYPE DISTRIBUTION
MA       22   14,214,592.72      .00     UT        4     2,365,050.00      .00                 --------------------------
MD       32   19,455,067.59      .00     VA       14     6,753,154.78      .00  Property Type     Count           Balance   Percent
ME        3    1,766,100.00      .00     VT        0              .00      .00  -------------     -----           -------   -------
MI        5    2,581,247.00      .00     WA        6     3,426,761.13      .00  Conhotel              0               .00       .00
MN        0             .00      .00     WI        1     1,489,099.16      .00  Manufactured          0               .00       .00
MO        8    4,140,366.65      .00     WV        1       420,200.00      .00  Multi Family          6      3,190,597.86       .69
MS        4    1,904,762.47      .00     WY        2     1,358,258.73      .00  Planned Unit Dev    137     77,794,439.25     16.88
Unknown   0             .00      .00                                            COOP                 20     11,533,092.23      2.50
                                         -------------------------------------  Condo-High Rise       3      1,935,000.00       .42
                                         TOTAL:  814   460,755,078.42      .00  Condo-Low Rise       46     27,201,411.00      5.90
                                         -------------------------------------  Other                 2        972,620.05       .21
                                                                                Single Family       600    338,127,918.03     73.39
                                                                                ---------------------------------------------------
                                                                                TOTAL:              814    460,755,078.42    100.00
                                                                                ---------------------------------------------------
                  DOC TYPE DISTRIBUTION
                  ---------------------
Doc Type                 Count           Balance      Percent
--------                 -----           -------      -------
Alt-Doc                      0               .00          .00
NINA (No Income/No Asset)    0               .00          .00
Other                        0               .00          .00
Unknown                      0               .00          .00
Full Doc                   772    436,340,551.50        94.70
NIV                         42     24,414,526.92         5.30
-------------------------------------------------------------
TOTAL:                     814    460,755,078.42       100.00
-------------------------------------------------------------
                                                                                                                        Page 3 of 5

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.


                                                         Chase Home Finance                                                9/22/2003
                                                          Marketing Report
------------------------------------------------------------------------------------------------------------------------------------
Deal Owner       Deal Number Description                 Count    Original Balance      Current Balance           Avg. Orig. Balance
----------       -----------------------                 -----    ----------------      ---------------           ------------------
Edwin Brown     4306 2003-S10 15yr Jum. Sec. for Oct. 2    814      461,619,588.00       460,755,078.42                   567,100.23
------------------------------------------------------------------------------------------------------------------------------------


                                                      MARKET TYPE DISTRIBUTION
                                                      ------------------------
Market Type          Description                                      Count                 Balance          Percent
-----------          -----------                                      -----                 -------          -------
        623          15 YR PREFERRED JUMBO FULL DOC                     772          436,340,551.50            94.70
        625          15 YR INCOME EXPRESS                                42           24,414,526.92             5.30
                     Unknown                                              0                     .00              .00
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                  814          460,755,078.42           100.00
--------------------------------------------------------------------------------------------------------------------









                                                                                                                        Page 4 of 5

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.